SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 12, 2003
                                  -------------
                        (Date of earliest event reported)


                           Farmers & Merchants Bancorp
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


              1.000 - 26099                      94-3327828
              -------------                      ----------
         (Commission File Number)     (IRS Employer Identification No.)


             111 West Pine Street, Lodi, California       95240-2184
             ---------------------------------------      ----------
             Address of principal executive offices)      (Zip Code)


                                 (209) 367-2412
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          (Former name or former address, if changes since last report)





Item 5.  Other Events

         Attached as Exhibit 99.1 - Press release dated June 12, 2003, announcing the Company's cash dividend in the amount of $2.10 per share payable July 1, 2003 to shareholders of record as of June 17, 2003.











































                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FARMERS & MERCHANTS BANCORP




                                         By

                                               Stephen W. Haley
                                               Executive Vice President
                                               & Chief Financial Officer


Date:  June 16, 2003